   --------    Investing
               for the                                [PHOTO OF EDUCATION SIGN
               21st                                   APPEARS HERE]
               Century
   --------



     Annual Report March 31, 1998



    [PHOTO OF HIGHWAY       EV                                 Classic
    APPEARS HERE]         CLASSIC
                          NATIONAL
                      LIMITED MATURITY
                      MUNICIPALS FUND



                        Eaton Vance
           Global Management-Global Distribution


    [PHOTO OF BRIDGE SPAN
    APPEARS HERE]

EV Classic National Limited Maturity Municipals Fund as of March 31, 1998

LETTER TO SHAREHOLDERS

[PHOTO APPEARS HERE]

EV Classic National Limited Maturity Municipals Fund had a total return of 8.9% for the year ended March 31, 1998./1/ That return was the result of a rise in net asset value per share from $9.47 on March 31, 1997 to $9.92 on March 31, 1998, and the reinvestment of $0.377 in dividends./2/ By comparison, the average return of the 140 funds in the Intermediate Municipal Debt category, as compiled by Lipper Analytical Services, Inc. - a nationally recognized monitor of mutual fund performance - was 8.2% for the same period./3/

Amid volatile global markets,
more investors were drawn
to municipal bonds...

The past year has been very good for municipal bonds. Against a backdrop of moderate economic growth and low inflation, investors again focused on the unique features of municipals, which are among the last remaining tax-advantaged vehicles. In addition, the municipal market attracted an increasing number of crossover investors from other markets. Many investors bought municipals in a flight to quality as the domestic equity market reached overvalued levels and emerging markets were caught up in the turmoil of the Asian currency crisis.

A sound economy has resulted in
improving municipal credits...

The upbeat economic climate of recent years has provided strong support for the municipal market. Steady job growth has generated increased tax revenues for state and local issuers. As a result, many areas hard-hit in the recessions of the 1970s and 1980s have made a significant economic comeback, a fact reflected in the value of their bonds. We expect to see many more such stories emerge in the coming year.

The municipal market continues to
offer opportunities for
tax-conscious investors...

At present, there is little sign of inflation on the horizon and the federal budget situation has improved dramatically. Naturally, those conditions are subject to change over time, and we will continue to closely monitor economic progress. As for the tax-exempt market, we believe that municipals will continue to serve their traditional function of financing vital public works, while offering good opportunities for tax-conscious investors.


                             Sincerely,

                             /s/ Thomas J. Fetter

                             Thomas J. Fetter
                             President
                             May 8, 1998



--------------------------------------------------------------------------------
Fund Information
as of March 31, 1998


Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns  (at net asset value)
--------------------------------------------------------------------------------
One year                              8.9%
Life of Fund (12/8/93)                3.9


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                              7.9%
Life of Fund (12/8/93)                3.9


Five Largest Sector Weightings/5/
--------------------------------------------------------------------------------

Industrial Development Bonds            18.1%
General Obligations                     11.7%
Nursing Homes                           11.7%
Escrowed/Prerefunded                    10.7%
Hospitals                               10.0%

/1/This return does not include the Fund's 1% contingent deferred sales charge.
   /2/ A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. /3/ It is not possible to invest directly in an Average or Index. /4/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect 1% CDSC. /5/ Five largest sector weightings account for 62.2% of the portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the portfolio. Holdings are subject to change.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Classic National Limited Maturity Municipals Fund as of March 31, 1998

MANAGEMENT DISCUSSION

[PHOTO APPEARS HERE]

William H. Ahern,
Portfolio Manager

An interview with William H. Ahern, portfolio manager of National Limited Maturity Portfolio.

Q:Bill, how would you characterize the intermediate-term municipal bond market in the past year?

A:The intermediate-term market registered a good showing. As a measure of that performance, the Lehman Brothers 7-year Municipal Bond Index rose 9.0% in the year ended March 31./1/ Continued low inflation and manageable economic growth provided a favorable backdrop for bonds in general. The municipal market did slightly underperform the Treasury market due to a rise in municipal supply. According to the Bond Market Association, municipal issuance rose to more than $220 billion in 1997 alone, up from around $190 billion the previous year.

  Because intermediate-term maturities tend to be less volatile than longer-term maturities, the sector predictably lagged the longer-term end of the market. But, more importantly, intermediate bonds performed according to expectations. Overall, the intermediate market fared very well.

Q:What factors contributed to the Fund's performance during the year?

A:The Fund was helped by several factors. First, given our positive market view and favorable outlook on inflation, the Fund maintained a slightly longer average maturity. That helped the Fund participate fully in the market rally.

  Second, several bonds purchased in previous periods were escrowed during the fiscal year. Escrowed bonds are those that have been advance-refunded by their issuers and are backed by Treasury bonds, making them the highest quality. When a bond is escrowed, its credit quality is inevitably enhanced. The market subsequently places a higher value on these bonds because they no longer have credit risk.

  Finally, the Fund benefited from its investments in non-rated bonds. With the ongoing compression of quality spreads in recent years, non-rated bonds have performed very well. The Portfolio has increased its efforts to find value in that segment of the market.


--------------------------------------------------------------------------------

Portfolio Quality Ratings/2/
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Aaa         11.7%
Aa           6.2%
A           12.7%
Baa         22.8%
Ba           4.3%
Non-Rated   42.3%


Portfolio Overview/2/
--------------------------------------------------------------------------------

Number of Issues                            76

Average Rating                              A-

Average Coupon                              6.45%

Average Effective Maturity                  8.69 years

Average Maturity                            12 73 years

Average Duration                            5.79 years

/1/ It is not possible to invest directly in an Index or Average.


/2/ Because the Portfolio is actively managed, Quality Ratings and Portfolio
    Overview are subject to change.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Classic National Limited Maturity Municipals Fund as of March 31, 1998

MANAGEMENT DISCUSSION CONT'D



Q:Where did you concentrate the Portfolio's largest investments?

A:The Portfolio was well-diversified across the municipal bond spectrum.
  Industrial development bonds (IDB) constituted the largest sector weighting. A robust economy provided strong support for the projects underlying most IDB bonds. Elsewhere, nursing homes represented another large focus. As part of a broader, continuing care sector, many non-rated nursing home bonds have fared well as quality spreads have narrowed and the sector has taken on increasing importance within the overall health care system. Finally, general obligations also provided good performance. As the economy has generated higher tax revenues, the finances of state and local issuers have improved dramatically. The performance of general obligations have reflected that improvement.

Q:In what kind of industrial development projects did the Portfolio invest?

A:Typically, IDB projects are tied to commercial activity, and involve the construction of facilities for resource recovery, solid waste disposal, energy cogeneration, transportation, or port facilities. The Portfolio's IDB investments ranged from paper companies such as International Paper Co., industrial manufacturers like Owens-Corning Fiberglass, and transportation companies like Holt Hauling.

  The bonds are attractive to investors because they often provide above-average income while developing commercial interests that will generate further tax revenues for communities. In addition, the bonds often finance projects that contribute to cleaner water or air, and thus benefit these communities environmentally.

Q:You indicated that nursing homes and life care facilities have played a larger part in the Portfolio. Why have you found them attractive investments?

A:From a total health care standpoint, these facilities are playing an increasingly critical role. That is especially important in a rapidly aging population. Continuing care facilities have been shown to be cost-effective and more desirable alternatives for older patients, providing a wide range of medical services while giving senior citizens a large measure of independence.

  From an investment standpoint, we have devoted a good deal of our municipal resources at Eaton Vance toward this sector. The projects are typically financed by non-rated bonds, which, because of their higher coupons and the potential for credit improvement, provide unusual opportunities for the Portfolio.



Your Investment at Work
--------------------------------------------------------------------------------
  Pennsylvania EDA                                       [GRAPHIC APPEARS HERE]
  Resource Recovery
  Culver Project

 . These bonds were issued to finance the development of a 102-megawatt, waste-coal-fired, power production facility.

 . The project will generate electricity through the use of 552,000 tons per year of bituminous coal refuse left over from decades of coal mining in the region. The project is popular because it uses waste products to provide energy for the surrounding populations.

 . This bond, rated BBB- by S&P, represents the efforts of the Portfolio to add value through lower-rated, investment-grade bonds that may have further upgrade potential.

EV Classic National Limited Maturity Municipals Fund as of March 31, 1998

MANAGEMENT DISCUSSION CONT'D



Q:You suggested that the intermediate range of the municipal market performed according to expectations during the past fiscal year. Why is that important to investors?

A:Investors are drawn to intermediate-term municipal bonds because they tend to provide a good percentage of the yield of long-term bonds while limiting volatility. Conservative, tax-conscious investors characteristically have among their investment goals the relative stability of principal. Therefore, it's comforting that, even as they slightly trailed the longer end of the market, intermediate-term bonds performed as expected.

Q:What is your outlook for the intermediate-term municipal market in the coming year?

A:While there has been virtually no sign of inflation, the Federal Reserve nonetheless announced a bias toward higher interest rates at its last open market meeting. Most economists have anticipated that the weakness in the Asian economies would reduce U.S. growth rates slightly in 1998. However, the economy continues to expand and, while we are a long way from dangerous inflation, the growth rate bears watching.

  If the Fed deems it necessary to raise interest rates at some point, the bond market will, naturally, come under pressure. In that event, intermediate-term municipals will continue to demonstrate the limited volatility that has made them a favorite of conservative investors. In the meantime, municipal bonds continue to provide good after-tax income in a high-tax era. In my view, municipals should be a part of everyone's overall investment program.

  Comparison of Change in Value of a $10,000 Investment in EV Classic National Limited Maturity Municipals Fund vs. the Lehman Brothers 7-Year Municipal Bond Index*

                           [LINE GRAPH APPEARS HERE]



                  Comparsion of Change in Value of a $10,000 Investment in EV Traditional National Maturity Municipals Fund vs. the Lehman Brothers
                        7-Year Municipal Board Index




                EV Classic National Limited
  Date           Maturity Municipals Fund      Lehman 7-Yr. Municipal Bond Index
--------        ---------------------------    ---------------------------------
12/31/93                  $10,000                           $10,000
 1/31/94                  $10,072                           $10,106
 2/28/94                   $9,927                            $9,887
 3/31/94                   $9,649                            $9,623
 4/30/94                   $9,707                            $9,693
 5/31/94                   $9,756                            $9,741
 6/30/94                   $9,731                            $9,724
 7/31/94                   $9,851                            $9,861
 8/31/94                   $9,869                            $9,913
 9/30/94                   $9,774                            $9,818
10/31/94                   $9,680                            $9,719
11/30/94                   $9,551                            $9,577
12/31/94                   $9,687                            $9,723
 1/31/95                   $9,847                            $9,905
 2/28/95                  $10,006                           $10,128
 3/31/95                  $10,068                           $10,233
 4/30/95                  $10,072                           $10,261
 5/31/95                  $10,230                           $10,534
 6/30/95                  $10,200                           $10,524
 7/31/95                  $10,278                           $10,658
 8/31/95                  $10,364                           $10,784
 9/30/95                  $10,409                           $10,825
10/31/95                  $10,498                           $10,920
11/30/95                  $10,585                           $11,040
12/31/95                  $10,630                           $11,098
 1/31/96                  $10,697                           $11,206
 2/28/96                  $10,645                           $11,168
 3/31/96                  $10,513                           $11,059
 4/30/96                  $10,493                           $11,038
 5/31/96                  $10,472                           $11,022
 6/30/96                  $10,510                           $11,107
 7/31/96                  $10,553                           $11,198
 8/31/96                  $10,577                           $11,205
 9/30/96                  $10,670                           $11,306
10/31/96                  $10,748                           $11,427
11/30/96                  $10,919                           $11,618
12/31/96                  $10,854                           $11,583
 1/31/97                  $10,833                           $11,625
 2/28/97                  $10,928                           $11,721
 3/31/97                  $10,824                           $11,569
 4/30/97                  $10,904                           $11,629
 5/31/97                  $11,020                           $11,775
 6/30/97                  $11,104                           $11,887
 7/31/97                  $11,300                           $12,163
 8/31/97                  $11,233                           $12,077
 9/30/97                  $11,317                           $12,204
10/31/97                  $11,365                           $12,276
11/30/97                  $11,428                           $12,320
12/31/97                  $11,579                           $12,471
 1/31/98                  $11,735                           $12,601
 2/28/98                  $11,762                           $12,612
 3/31/98                  $11,784                           $12,613


Performance+
--------------------------------------------------------------------------------

Average Annual Total Returns (At Net Asset Value)
--------------------------------------------------------------------------------
One year                                              8.9%
Life of Fund (12/8/93)                                3.9

Average Annual Total Returns (Including applicable 1% CDSC)
--------------------------------------------------------------------------------
One year                                              7.9%
Life of Fund (12/8/93)                                3.9


* Source: Towers Data Systems, Bethesda, MD.
  The chart compares the Fund's total return with that of the Lehman Brothers 7-year Municipal Bond Index, a broad-based, unmanaged market index of intermediate-maturity municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index, The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.
+ Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC returns reflect 1% CDSC.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 100% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1998 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Classic National Limited Maturity Municipals Fund as of March 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of March 31, 1998
Assets
--------------------------------------------------------------------------------
Investment in National Limited Maturity Municipals Portfolio,
    at value (Note 1A) (identified cost, $7,236,745)              $ 7,727,337
Receivable from the Administrator (Note 4)                              9,572
Deferred organization expenses (Note 1D)                                5,209
--------------------------------------------------------------------------------
Total assets                                                      $ 7,742,118
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Dividends payable                                                 $     6,625
Payable to affiliate for Trustees' fees (Note 4)                           47
Accrued expenses                                                       13,180
--------------------------------------------------------------------------------
Total liabilities                                                 $    19,852
--------------------------------------------------------------------------------
Net Assets for 778,824 shares of
    beneficial interest outstanding                               $ 7,722,266
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                   $ 8,373,154
Accumulated net realized loss on investments from
    Portfolio (computed on the basis of
    identified cost)                                               (1,145,781)
Accumulated undistributed net investment income                         4,301
Net unrealized appreciation of investments from
    Portfolio (computed on the basis of
    identified cost)                                                  490,592
--------------------------------------------------------------------------------
Total                                                             $ 7,722,266
--------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
--------------------------------------------------------------------------------
($7,722,266 / 778,824 shares of
     beneficial interest outstanding)                             $      9.92
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
March 31, 1998
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Interest income allocated from Portfolio                          $   502,526
Expenses allocated from Portfolio                                     (48,590)
--------------------------------------------------------------------------------
Net investment income from Portfolio                              $   453,936
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                         $       173
Distribution and service fees (Note 5)                                 73,872
Registration fees                                                      18,172
Legal and accounting services                                          15,131
Printing and postage                                                    9,840
Custodian fee                                                           9,091
Transfer and dividend disbursing agent fees                             8,409
Amortization of organization expenses (Note 1D)                         7,603
Miscellaneous                                                           3,073
--------------------------------------------------------------------------------
Total expenses                                                    $   145,364
--------------------------------------------------------------------------------
Deduct --
    Allocation of expenses to the Administrator (Note 4)          $     9,572
--------------------------------------------------------------------------------
Total expense reductions                                          $     9,572
--------------------------------------------------------------------------------

Net expenses                                                      $   135,792
--------------------------------------------------------------------------------

Net investment income                                             $   318,144
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)               $    82,434
    Financial futures contracts                                      (103,357)
--------------------------------------------------------------------------------
Net realized loss on investment transactions                      $   (20,923)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                                   $   418,246
    Financial futures contracts                                       (12,059)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                                $   406,187
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                   $   385,264
--------------------------------------------------------------------------------

Net increase in net assets from operations                        $   703,408
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Classic National Limited Maturity Municipals Fund as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                    Year Ended           Year Ended
in Net Assets                          March 31,1998        March 31,1997
-------------------------------------------------------------------------------
From operations --
    Net investment income                $   318,144         $    440,964
    Net realized loss on
        investment transactions              (20,923)            (167,624)
    Net change in unrealized
        appreciation (depreciation)
        of investments                       406,187               55,372
-------------------------------------------------------------------------------
Net increase in net assets
    from operations                      $   703,408         $    328,712
-------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income           $  (318,856)        $   (437,569)
-------------------------------------------------------------------------------
Total distributions to shareholders      $  (318,856)        $   (437,569)
-------------------------------------------------------------------------------
Transactions in shares of beneficial
    interest (Note 3)  --
    Proceeds from sale of shares         $   820,273         $    999,812
    Net asset value of shares issued to
        shareholders in payment of
        distributions declared               216,304              272,566
    Cost of shares redeemed               (2,913,924)          (4,173,666)
-------------------------------------------------------------------------------
Net decrease in net assets from
    Fund share transactions              $(1,877,347)        $ (2,901,288)
-------------------------------------------------------------------------------


Net decrease in net assets               $(1,492,795)        $ (3,010,145)
-------------------------------------------------------------------------------


Net Assets
-------------------------------------------------------------------------------
At beginning of year                     $ 9,215,061         $ 12,225,206
-------------------------------------------------------------------------------
At end of year                           $ 7,722,266         $  9,215,061
-------------------------------------------------------------------------------


Accumulated
undistributed net
investment income
included in net assets
-------------------------------------------------------------------------------
At end of year                           $     4,301         $      5,013
-------------------------------------------------------------------------------


                       See notes to financial statements

EV Classic National Limited Maturity Municipals Fund as of March 31, 1998 FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                         Year Ended March 31,
                                                          ------------------------------------------------------------------------
                                                              1998          1997           1996           1995         1994 *
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                         $ 9.470       $ 9.570        $  9.530       $ 9.550      $ 10.000
----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        $ 0.377       $ 0.381        $  0.379       $ 0.375      $  0.104
Net realized and unrealized gain (loss) on investments         0.450        (0.104)          0.039         0.026++      (0.421)
----------------------------------------------------------------------------------------------------------------------------------

Total income (loss) from operations                          $ 0.827       $ 0.277        $  0.418       $ 0.401      $ (0.317)
----------------------------------------------------------------------------------------------------------------------------------


Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $(0.377)      $(0.377)       $ (0.378)      $(0.375)     $ (0.104)
In excess of net investment income                                --            --             --         (0.046)       (0.029)
----------------------------------------------------------------------------------------------------------------------------------

Total distributions                                          $(0.377)      $(0.377)       $ (0.378)      $(0.421)     $ (0.133)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of year                                $ 9.920       $ 9.470        $  9.570       $ 9.530      $  9.550
----------------------------------------------------------------------------------------------------------------------------------

Total Return /(1)/                                              8.87%         2.95%           4.42%         4.35%        (3.32)%
----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                      $ 7,722       $ 9,215        $ 12,225       $19,930      $ 26,046
Ratio of net expenses to average daily net assets /(2)(3)/      2.26%         2.07%           1.72%         1.57%         1.53%+
Ratio of net expenses to average daily net assets after         2.25%         2.05%           1.71%           --           --
    custodian fee reduction /(2)/
Ratio of net investment income to average daily net assets      3.88%         3.99%           3.95%         4.01%         3.10%+
----------------------------------------------------------------------------------------------------------------------------------
+   The operating expenses of the Fund and the Portfolio may reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses /(2)(3)/                                           2.37%            2.03%              1.81%               1.87%+
    Expenses after custodian fee reduction /(2)/                2.36%            2.02%                --                 --
    Net investment income                                       3.76%            3.64%              3.77%               2.76%+
Net investment income per share                              $ 0.365         $  0.349            $ 0.353            $  0.093
----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.

++ The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

* For the period from the start of business, December 8, 1993, to March 31, 1994.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.




                       See notes to financial statements

EV Classic National Limited Maturity Municipals Fund as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   ---------------------------------------------------------------------------
   EV Classic National Limited Maturity Municipals Fund (the Fund), is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the National Limited Maturity Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (8.3% at March 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the EV Marathon National Limited Maturity Municipals Fund (the Successor Fund), a separate series of the Trust, would acquire substantially all of the assets and liabilities of the Fund (the Acquired Fund). The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of a separate class of the Successor Fund (Class C shares), which will be equal in value to the net asset value per share of the Acquired Fund multiplied by the number of full and fractional shares of the Acquired Fund then outstanding. Such transaction will occur after the close of business, on March 31, 1998.

   Effective April 1, 1998, the EV Marathon National Limited Maturity Municipals Fund changed its name to the Eaton Vance National Limited Maturity Municipals Fund.

   A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

   C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $866,423 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on March 31, 2002 ($1,059), March 31, 2003 ($282,104), March 31, 2004
   ($444,603), March 31, 2005 ($109,332), and March 31, 2006 ($29,325).
   Dividends paid by the Fund from net interest on tax-exempt municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

   D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

   E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

EV Classic National Limited Maturity Municipals Fund as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

   G Other -- Investment transactions are accounted for on a trade date basis.


2  Distributions to Shareholders
   ----------------------------------------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.


3  Shares of Beneficial Interest
   ----------------------------------------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                       Year Ended March 31,
                                                   ----------------------------
                                                      1998             1997
   ----------------------------------------------------------------------------
       Sales                                         84,408           105,036
   ----------------------------------------------------------------------------
       Issued to shareholders electing to
         receive payments of
         distributions in Fund shares                22,246            28,601

       Redemptions                                 (301,108)         (437,552)
   ----------------------------------------------------------------------------
       Net decrease                                (194,454)         (303,915)
   ----------------------------------------------------------------------------


4  Transactions with Affiliates
   ----------------------------------------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Fund, $9,572 of expenses related to the operation of the Fund were allocated to EVM. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment advisor fee. Certain of the officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations.


5  Distribution Plan
   ----------------------------------------------------------------------------
   The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by amounts theretofore paid to EVD. The Fund paid or accrued $61,560 to or payable to EVD for the year ended March 31, 1998, representing 0.75% of average daily net assets. At March 31, 1998, the amount of

EV Classic National Limited Maturity Municipals Fund as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   Uncovered Distribution Charges of EVD calculated under the Plan was approximately $3,813,000. In addition, the Plan authorizes the Fund to make monthly payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make monthly payments of service fees to the Principal Underwriter in amounts not expected to exceed 0.15% of the Fund's average daily net assets for any fiscal year. The Fund paid or accrued service fees to or payable to EVD for the year ended March 31, 1998, in the amount of $12,312. EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.15% of the purchase price of the shares sold by such Firm and monthly payments of service fees in amounts not expected to exceed 0.15% per annum of the Funds' average daily net assets based on the value of Fund shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

   Certain officers and Trustees of the Fund are officers or directors of EVD.


6  Contingent Deferred Sales Charge
   ----------------------------------------------------------------------------
   A contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended March 31, 1998, EVD received approximately $1,000 of CDSC paid by shareholders.


7  Investment Transactions
   -----------------------------------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended March 31, 1998, aggregated $915,382 and $3,231,150, respectively.

EV Classic National Limited Maturity Municipals Fund as of March 31, 1998

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders
of Eaton Vance Investment Trust:
-------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Classic National Limited Maturity Municipals Fund (one of the series constituting the Eaton Vance Investment Trust) as of March 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended March 31, 1998 and for the period from the start of business, December 8, 1993 to March 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of EV Classic National Limited Maturity Municipals Fund at March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  May 1, 1998

National Limited Maturity Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
           Standard Amount
           & Poor's (000's
Moody's           omitted)     Security                      Value
---------------------------------------------------------------------------

Assisted Living -- 1.2%
---------------------------------------------------------------------------
 NR        NR       $1,000     New Jersey Economic
                               Development Authority,
                               (Chelsea at East
                               Brunswick), (AMT),
                               8.00%, 10/1/07                $ 1,107,710
---------------------------------------------------------------------------
                                                             $ 1,107,710
---------------------------------------------------------------------------

Cogeneration -- 4.3%
---------------------------------------------------------------------------
 NR        BBB      $  650     Eastern Connecticut
                               Resource Recovery
                               Authority, (Wheelabrator
                               Lisbon), (AMT), 5.50%,
                               1/1/20                        $   643,435

 NR        BBB-      1,120     New Jersey EDA,
                               (Trigen-Trenton), (AMT),
                               6.10%, 12/1/05                  1,207,102

 NR        BB+       1,250     New Jersey EDA, (Vineland
                               Cogeneration) (AMT),
                               7.875%, 6/1/19                  1,376,313

 NR        NR          500     Palm Beach County, FL,
                               Okeelanta Power Project,
                               (AMT),
                               6.85%, 2/15/21                    400,000

 NR        NR          500     Palm Beach County, FL,
                               Osceola Power Project,
                               (AMT),
                               6.95%, 1/1/22                     395,000
---------------------------------------------------------------------------
                                                             $ 4,021,850
---------------------------------------------------------------------------

Colleges and Universities -- 1.2%
---------------------------------------------------------------------------
 Aa        AA-      $1,700     University of Illinois,
                               0.00%, 4/1/15                 $   707,948

 Aa        AA-       1,000     University of Illinois,
                               0.00%, 4/1/16                     394,140
---------------------------------------------------------------------------
                                                             $ 1,102,088
---------------------------------------------------------------------------

Economic Development Revenue -- 1.0%
---------------------------------------------------------------------------
 NR        BB-      $  950     Michigan State Strategic
                               Fund, 6.25%, 8/1/12           $   981,065
---------------------------------------------------------------------------
                                                             $   981,065
---------------------------------------------------------------------------

Education -- 1.2%
---------------------------------------------------------------------------
 Ba1       NR       $1,000     New Hampshire Higher
                               Education and Health
                               Facilities Authority
                               (Colby-Sawyer College),
                               7.20%, 6/1/12                 $ 1,086,240
---------------------------------------------------------------------------
                                                             $ 1,086,240
---------------------------------------------------------------------------

Escrowed / Prerefunded -- 10.7%
---------------------------------------------------------------------------
 Aaa       AAA      $1,500     Grand Ledge, MI, Public
                               School District, (MBIA),
                               Prerefunded to 5/1/04,
                               7.875%, 5/1/11                $ 1,809,690

 NR        NR        3,500     Maricopa County, AZ, IDA,
                               Multifamily, 6.45%, 1/1/17      3,954,964

 NR        NR          990     Maricopa County, AZ, IDA,
                               Multifamily, 7.876%, 1/1/11     1,194,683

 Aaa       NR        3,000     Massachusetts Turnpike
                               Authority, 5.00%, 1/1/20/(1)/   2,990,759
---------------------------------------------------------------------------
                                                             $ 9,950,096
---------------------------------------------------------------------------

General Obligations -- 11.7%
---------------------------------------------------------------------------
 Baa2      BBB+     $4,000     Detroit, MI, 6.50%,
                               4/1/02/(2)/                   $ 4,306,559

 Aa1       AA+         750     Ohio State, 0.00%, 8/1/08         468,068

 NR        NR        1,800     Pennsylvania Economic
                               Development Financing
                               Authority, (Resource
                               Recovery for Northampton),
                               6.75%, 1/1/07                   1,966,824

 Baa1      A         1,500     Puerto Rico Aqueduct and
                               Sewer Authority, 5.00%,
                               7/1/15                          1,474,365

 NR        NR        2,540     Youngstown, OH, County
                               School District, 6.40%,
                               7/1/00                          2,633,802
---------------------------------------------------------------------------
                                                             $10,849,618
---------------------------------------------------------------------------

Hospitals -- 10.0%
---------------------------------------------------------------------------
 NR        NR       $1,900     Colorado Health Facilities
                               Authority, (Steamboat
                               Springs Health),
                               5.00%, 9/15/03                $ 1,914,839

 NR        NR          500     Colorado Health Facilities
                               Authority, (Steamboat
                               Springs Health),
                               5.30%, 9/15/09                    500,625

 Baa3      NR        1,340     Massachusetts Health and
                               Educational Facilities
                               Authority,
                               (Milford-Whitinsville
                               Hospital), Series B,
                               7.125%, 7/15/02                 1,427,328
---------------------------------------------------------------------------
 NR        BBB         500     Michigan State Hospital
                               (Gratiot Community
                               Hospital),
                               6.10%, 10/1/07                    539,310
---------------------------------------------------------------------------
 NR        BB-         500     New Hampshire Higher
                               Educational And Health
                               Facilities Authority,
                               (Littleton Hospital
                               Association), 5.45%, 5/1/08       502,865




                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000's
Moody's    & Poor's omitted)   Security                      Value
---------------------------------------------------------------------------

Hospitals (continued)
---------------------------------------------------------------------------
 NR        BBB-     $1,390     New Hampshire Higher
                               Educational And Health
                               Facilities Authority,
                               (Monadnock Community
                               Hospital), 5.60%, 10/1/12     $ 1,412,991

 Baa       BBB-      1,830     Richardson, TX, Hospital
                               Authority, (Richardson
                               Medical Center),
                               6.50%, 12/1/12                  1,969,867

 NR        BBB         500     Valley, AL, Special Tax
                               Care Facilities Financing
                               Authority, (Lanier Memorial
                               Hospital), 5.45%, 11/1/11         502,320

 NR        BBB         530     Valley, AL, Special Tax
                               Care Facilities Financing
                               Authority, (Lanier Memorial
                               Hospital), 5.50%, 11/1/07         546,902
---------------------------------------------------------------------------
                                                             $ 9,317,047
---------------------------------------------------------------------------

Housing -- 5.8%
---------------------------------------------------------------------------
 A2        NR       $1,005     Illinois Development
                               Finance Authority, Elderly
                               Housing, (Mattoon Tower),
                               (Section 8), 6.35%, 7/1/10    $ 1,045,059

 Baa3      NR        1,035     Illinois Development
                               Finance Authority, Elderly
                               Housing, (Rome Meadows),
                               6.40%, 2/1/03                   1,065,129

 Baa3      NR        1,145     Illinois Development
                               Finance Authority, Elderly
                               Housing, (Rome Meadows),
                               6.65%, 2/1/06                   1,187,239

 Aa2       AA        2,000     Wisconsin Housing and
                               Economic Development
                               Authority, (Home
                               Ownership), (AMT), 6.45%,
                               9/1/27                          2,137,560
---------------------------------------------------------------------------
                                                             $ 5,434,987
---------------------------------------------------------------------------

Industrial Development Revenue /
Pollution Control Revenue -- 18.1%
---------------------------------------------------------------------------
 NR        NR       $  690     Austin, TX (Cargoport
                               Development LLC) (AMT),
                               7.50%, 10/1/07                $   735,071

 NR        NR          455     Austin, TX (Cargoport
                               Development LLC) (AMT),
                               8.30%, 10/1/21                    506,602

 A1        NR        1,060     Boise, ID, (Western Trailer
                               Co.), (LOC: First Security
                               Bank), (AMT),
                               5.05%, 9/1/06                   1,047,439

 NR        BBB-      1,000     Clark County, NV, (Nevada
                               Power Co.), (AMT), 5.90%,
                               10/1/30                         1,026,170

 A3        A-        1,000     Columbus, NC (International
                               Paper Co.), 5.80%, 12/1/16      1,048,340

 A3        A-          750     Essex County, NY, LOC,
                               (International Paper Co.),
                               (AMT), 5.70%, 7/1/16              800,850

 NR        NR          900     Iowa Finance Authority,
                               Commercial Development
                               Revenue, (Southbridge
                               Mall), 6.375%, 12/1/13            906,129

 NR        NR        3,445     Jackson, TN, Solid Waste
                               Disposal (Owens-Corning
                               Fiberglass), (AMT), 6.25%,
                               3/31/04/(2)/                    3,564,472

 A3        A-          500     Jones County,
                               (International Paper Co.),
                               5.80%, 10/1/21                    514,810

 NR        NR          500     Kimball, NE, EDA, (Clean
                               Harbors Inc.) (AMT),
                               10.75%, 9/1/26                    549,765

 NR        NR        1,000     New Jersey EDA, (Holt
                               Hauling), 7.90%, 3/1/27         1,142,860

 NR        NR          750     Ohio Solid Waste Revenue,
                               (Republic Engineered Steels
                               Inc.), (AMT), 9.00%, 6/1/21       808,665

 NR        BBB-      2,000     Pennsylvania Economic
                               Development Financing
                               Authority, (Resources
                               Recovery - Culver Project),
                               (AMT), 7.05%, 12/1/10           2,227,220

 NR        NR          500     Robbins, IL, Resources
                               Recovery, (AMT), 8.375%,
                               10/15/10                          523,575

 NR        NR        1,330     Santa Fe, NM (Crow Hobbs),
                               8.25%, 9/1/05                   1,391,193
---------------------------------------------------------------------------
                                                             $16,793,161
---------------------------------------------------------------------------

Insured-Colleges and Universities -- 0.2%
---------------------------------------------------------------------------
 Aaa       AAA      $  500     Southern Illinois
                               University, Housing and
                               Auxiliary Facilities,
                               (MBIA), 0.00%, 4/1/17         $   186,100
---------------------------------------------------------------------------
                                                             $   186,100
---------------------------------------------------------------------------

Insured-General Obligations -- 1.6%
---------------------------------------------------------------------------
 Aaa       AAA      $  500     Kalamazoo, MI, (MBIA),
                               5.40%, 5/1/14                 $   528,720

 Aaa       AAA       1,000     Willow Run, MI, Community
                               School District, (AMBAC),
                               5.00%, 5/1/16                     984,750
---------------------------------------------------------------------------
                                                             $ 1,513,470
---------------------------------------------------------------------------


                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000's
Moody's    & Poor's omitted)   Security                      Value
---------------------------------------------------------------------------

Insured-Housing -- 2.5%
---------------------------------------------------------------------------
 Aaa       AAA      $2,115     Massachusetts HFA,
                               (Harborpoint Development),
                               (AMBAC), (AMT), 6.20%,
                               12/1/10                       $ 2,290,630
---------------------------------------------------------------------------
                                                             $ 2,290,630
---------------------------------------------------------------------------

Insured-Industrial Development Revenue -- 0.6%
---------------------------------------------------------------------------
 Aaa       AAA      $  260     Arkansas Development
                               Finance Authority, (ADFA
                               Guaranty Program), (AMBAC),
                               (AMT), 5.40%, 11/1/12         $   261,227
 Aaa       AAA         260     Arkansas Development
                               Finance Authority, (AEDC
                               Guaranty Program), (AMBAC),
                               (AMT), 5.40%, 11/1/12             261,227
---------------------------------------------------------------------------
                                                             $   522,454
---------------------------------------------------------------------------

Insured-Special Tax Revenue -- 0.6%
---------------------------------------------------------------------------
 Aaa       AAA      $  500     George L. Smith, (Georgia
                               World Congress Center -
                               Domed Stadium Project),
                               (MBIA), (AMT),
                               6.00%, 7/1/06/(3)/            $   527,020
---------------------------------------------------------------------------
                                                             $   527,020
---------------------------------------------------------------------------

Insured-Transportation -- 1.1%
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     Chicago, IL (O'Hare
                               International Airport),
                               (AMBAC), 5.50%, 1/1/16        $ 1,020,660
---------------------------------------------------------------------------
                                                             $ 1,020,660
---------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 0.6%
---------------------------------------------------------------------------
 Baa3      NR       $  500     Mashantucket Western Pequot
                               Tribe, CT, 5.55%, 9/1/08      $   525,410
---------------------------------------------------------------------------
                                                             $   525,410
---------------------------------------------------------------------------

Life Care -- 4.0%
---------------------------------------------------------------------------
 NR        NR       $1,065     Florence, KY, Housing
                               Facilities, (Bluegrass
                               Housing),
                               7.25%, 5/1/07                 $ 1,134,470
 NR        NR        2,000     Illinois Health Facilities
                               Authority, (Lutheran Social
                               Services),
                               6.125%, 8/15/10                 2,090,160
 NR        NR          475     Vermont State Industrial
                               Development Authority,
                               (Wake Robins),
                               8.00%, 4/1/99                     478,392
---------------------------------------------------------------------------
                                                             $ 3,703,022
---------------------------------------------------------------------------

Miscellaneous -- 0.6%
---------------------------------------------------------------------------
 NR        NR       $  600     Tax Revenue Exempt
                               Securities Trust, Community
                               Health Provider, (Pooled
                               Loan Program Various States
                               Trust Certificates), 6.00%,
                               12/1/36                       $   605,010
---------------------------------------------------------------------------
                                                             $   605,010
---------------------------------------------------------------------------

Nursing Homes -- 11.7%
---------------------------------------------------------------------------
 NR        NR       $1,105     Arizona Health Facilities
                               Authority Assisted Living
                               Facilities, (Mesa), 7.625%,
                               1/1/06                        $ 1,141,399
 NR        A+        3,500     California Statewide
                               Communities Development
                               Corporation, (Pacific
                               Homes), 5.90%, 4/1/09           3,724,559
 NR        NR          650     Citrus County, FL,
                               Industrial Development
                               Authority, (Beverly
                               Enterprises), 5.00%,
                               4/1/03/(3)/                       650,572
 NR        NR        1,000     Clovis, NM, Industrial
                               Development Revenue,
                               (Retirement Ranches, Inc.),
                               7.75%, 4/1/19                   1,022,420
 NR        NR          850     Fairfield, OH, EDR,
                               (Beverly Enterprises),
                               8.50%, 1/1/03                     926,798
 NR        NR        1,500     Massachusetts Industrial
                               Finance Agency, Health Care
                               Facilities, (Age Institute
                               of Massachusetts),
                               7.60%, 11/1/05                  1,605,300
 NR        NR        1,550     Saint Tammany Public Trust
                               Finance Authority, LA
                               (Christwood),
                               8.75%, 11/15/05                 1,799,287
---------------------------------------------------------------------------
                                                             $10,870,335
---------------------------------------------------------------------------

Pooled Loans -- 4.6%
---------------------------------------------------------------------------
 Aa2       NR       $1,900     Arizona Educational Loan
                               Marketing Corp., (AMT),
                               6.25%, 6/1/06                 $ 2,076,130
 A         NR        1,000     Arizona Student Loan
                               Acquisition Authority,
                               (AMT), 7.625%, 5/1/10           1,112,750
 A         NR        1,000     Arkansas State Student Loan
                               Authority, (AMT), 6.25%,
                               6/1/10                          1,056,120
---------------------------------------------------------------------------
                                                             $ 4,245,000
---------------------------------------------------------------------------


                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000's
Moody's    & Poor's omitted)   Security                      Value
---------------------------------------------------------------------------
Transportation -- 6.7%
---------------------------------------------------------------------------
 Baa1      BBB      $2,000     Denver, CO City and County
                               Airport, (AMT), 7.00%,
                               11/15/99                      $ 2,094,760

 NR        NR        1,225     Eagle County, CO, Airport
                               Terminal Corp. (American
                               Airlines), (AMT), 6.75%,
                               5/1/06                          1,309,268

 NR        NR          900     Los Angeles, CA, Regional
                               Airport Improvement
                               Corporate Lease,
                               (TransWorld Airlines),
                               6.125%, 5/15/00                   900,117

 NR        NR          260     Memphis-Shelby County, TN
                               Airport Authority, 6.125%,
                               12/1/16                           266,578

 Baa2      BBB         500     Memphis-Shelby County, TN,
                               (Federal Express Co.),
                               5.35%, 9/1/12                     512,115

 NR        NR        1,000     Northwest Arkansas Regional
                               Airport Authority, (AMT),
                               7.625%, 2/1/27                  1,154,370
---------------------------------------------------------------------------
                                                             $ 6,237,208
---------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $87,240,993)                            $92,890,181
---------------------------------------------------------------------------

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk of such economic developments, at March 31, 1998, 8.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.3% to 5.2% of total investments.

At March 31, 1998, the concentration of the Portfolio's investments in the various states, determined as a percentage of total investments is as follows:
    Arizona                                                10%
    Michigan                                               10%
    Others, representing less than 10% individually        80%


AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been segregated to cover when-issued securities.
/(3)/ When-issued security.



                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of March 31, 1998
Assets
---------------------------------------------------------------------------
Investments, at value (Note 1A)
    (identified cost, $87,240,993)                           $92,890,181
Cash                                                                 459
Receivable for investments sold                                   20,000
Interest receivable                                            1,720,255
Deferred organization expenses (Note 1D)                             219
---------------------------------------------------------------------------

Total assets                                                 $94,631,114
---------------------------------------------------------------------------


Liabilities
---------------------------------------------------------------------------
Payable for when-issued securities (Note 1G)                 $ 1,173,564
Demand note payable (Note 3)                                     297,000
Payable for daily variation margin on open
    financial futures contracts (Notes 1E and 6)                  21,562
Payable to affiliate for Trustees' fees (Note 2)                   1,945
Accrued expenses                                                   9,783
---------------------------------------------------------------------------

Total liabilities                                            $ 1,503,854
---------------------------------------------------------------------------

Net Assets applicable to investors' interest in Portfolio    $93,127,260
---------------------------------------------------------------------------


Sources of Net Assets
---------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals      $87,497,879
Net unrealized appreciation of investments (computed
    on the basis of identified cost)                           5,629,381
---------------------------------------------------------------------------

Total                                                        $93,127,260
---------------------------------------------------------------------------


Statement of Operations

For the Year Ended
March 31, 1998
Investment Income (Note 1B)
---------------------------------------------------------------------------
Interest income                                              $ 5,904,500
---------------------------------------------------------------------------

Total investment income                                      $ 5,904,500
---------------------------------------------------------------------------


Expenses
---------------------------------------------------------------------------
Investment adviser fee (Note 2)                              $   466,594
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                     7,331
Custodian fee (Note 1H)                                           57,976
Legal and accounting services                                     21,214
Amortization of organization expenses (Note 1D)                    2,468
Miscellaneous                                                     27,479
---------------------------------------------------------------------------

Total expenses                                               $   583,062
---------------------------------------------------------------------------

Deduct --
    Reduction of custodian fee (Note 1H)                     $    12,223
---------------------------------------------------------------------------

Total expense reductions                                     $    12,223
---------------------------------------------------------------------------


Net expenses                                                 $   570,839
---------------------------------------------------------------------------


Net investment income                                        $ 5,333,661
---------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
---------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)          $ 1,034,776
    Financial futures contracts                               (1,196,652)
---------------------------------------------------------------------------
Net realized loss on investment transactions                 $  (161,876)
---------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                      $ 4,827,994
    Financial futures contracts                                 (158,570)
---------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)         $ 4,669,424
    of investments
---------------------------------------------------------------------------

Net realized and unrealized gain on investments              $ 4,507,548
---------------------------------------------------------------------------

Net increase in net assets from operations                   $ 9,841,209
---------------------------------------------------------------------------



                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                 Year Ended            Year Ended
in Net Assets                       March 31, 1998        March 31, 1997
----------------------------------------------------------------------------
From operations --
    Net investment income             $  5,333,661          $   6,518,710
    Net realized loss on
        investment transactions           (161,876)            (1,129,741)
    Net change in unrealized
        appreciation (depreciation)
        of investments                   4,669,424               (150,139)
----------------------------------------------------------------------------

Net increase in net assets
    from operations                   $  9,841,209          $   5,238,830
----------------------------------------------------------------------------
Capital transactions --
    Contributions                     $ 44,850,231          $   8,914,088
    Withdrawals                        (64,067,696)           (46,425,770)
----------------------------------------------------------------------------
Net decrease in net assets
    from capital transactions         $(19,217,465)         $ (37,511,682)
----------------------------------------------------------------------------

Net decrease in net assets            $ (9,376,256)         $ (32,272,852)
----------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------
At beginning of year                  $102,503,516          $ 134,776,368
----------------------------------------------------------------------------
At end of year                        $ 93,127,260          $ 102,503,516
----------------------------------------------------------------------------

National Limited Maturity Municipals Portfolio as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                     Year Ended March 31,
                                               --------------------------------------------------------------------------------
                                                   1998             1997             1996             1995             1994*
-------------------------------------------------------------------------------------------------------------------------------


Ratios to average daily net assets
-------------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                                     0.60%            0.60%            0.57%            0.53%            0.52%+
Expenses after custodian fee reduction             0.59%            0.58%            0.56%             --               --
Net investment income                              5.53%            5.45%            5.08%            5.02%            4.74%+
Portfolio Turnover                                   41%              68%              68%              56%              21%
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)         $93,127        $ 102,504        $ 134,776        $ 169,621        $ 177,842
-------------------------------------------------------------------------------------------------------------------------------

+   Annualized.
*   For the period from the start of business, May 3, 1993, to March 31, 1994.
(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratios by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.



                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS


1   Significant Accounting Policies

-------------------------------------------------------------------------------
    National Limited Maturity Municipals Portfolio (the Portfolio) seeks to provide (1) a high level of income exempt from regular federal income tax and (2) limited principal fluctuation. The Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

    B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

    C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

    D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

    E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

    F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction is greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

    G When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

National Limited Maturity Municipals Portfolio as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D

    H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

    I Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    J Other -- Investment transactions are accounted for on a trade date basis.

2   Investment Adviser Fee and Other Transactions with Affiliates
    ----------------------------------------------------------------------------
    The investment adviser fee is earned by Boston Management and Research
    (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 1998, the fee was equivalent to 0.48% of the Portfolio's average net assets for such period and amounted to $466,594. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 1998, no significant amounts have been deferred.

3   Line of Credit
    ----------------------------------------------------------------------------
    The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

4   Investments
    ----------------------------------------------------------------------------
    Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $39,870,169 and $55,540,077, respectively, for the year ended March 31, 1998.

5   Federal Income Tax Basis of Investments
    ----------------------------------------------------------------------------
    The cost and unrealized appreciation/depreciation in value of the investments owned at March 31, 1998, as computed on a federal income tax basis, were as follows:

    Aggregate cost                                         $    87,240,993
    ----------------------------------------------------------------------------

    Gross unrealized appreciation                          $     5,673,416

    Gross unrealized depreciation                                  (24,228)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                            $     5,649,188
    ----------------------------------------------------------------------------


6   Financial Instruments
    ----------------------------------------------------------------------------
    The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 1998 were as follows:


       Futures
       Contracts                                           Net Unrealized
       Expiration Date   Contracts               Position  Appreciation
      ---------------------------------------------------------------------
       6/98              46 U.S. Treasury Bonds  Short     $      19,807
      ---------------------------------------------------------------------

National Limited Maturity Municipals Portfolio as of March 31, 1998

INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors of
National Limited Maturity Municipals Portfolio:
-------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of National Limited Maturity Municipals Portfolio as of March 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1998 and 1997 and the supplementary data for each of the years in the four-year period ended March 31, 1998 and for the period from the start of business, May 3, 1993, to March 31, 1994. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received, alternative procedures were performed. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of National Limited Maturity Municipals Portfolio at March 31, 1998, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  May 1, 1998

EV Classic National Limited Maturity Municipals Fund as of March 31, 1998 INVESTMENT MANAGEMENT


EV Classic National Limited Maturity Municipals Fund

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant



National Limited Maturity Municipals Portfolio


Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President and
Portfolio Manager

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary



Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Investment Advisor of
National Limited Maturity Municipals Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110


Administrator of
EV Classic National Limited Maturity Municipals Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


EV Classic National Limited
Maturity Municipals Fund
24 Federal Street
Boston, MA 02110




--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses.  Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                  C-LNASRC-5/98